UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 10, 2005

HUDSON CITY BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-26001	22-3640393

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

80 West Century Road
Paramus, New Jersey 07652
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (201) 967-1900

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

     On May 10, 2005, Hudson City Bancorp, Inc. (the “Company”), the mid-tier holding company that owns Hudson City Savings Bank, issued a press release announcing that it filed a prospectus supplement with the Securities and Exchange Commission increasing the maximum purchase limitation in its subscription offering from 200,000 shares to 1,000,000 shares for individuals and to 3,000,000 shares for individuals acting together with others, in all categories of the offering combined, including the syndicated offering. The Company also announced that it has commenced a syndicated offering to sell to the general public shares not subscribed for in the subscription offering.

     A copy of the press release is attached as Exhibit 99.1 to this Report.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

     The following exhibits are filed as part of this Report:

     99.1       Press release, dated May 10, 2005.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUDSON CITY BANCORP, INC.
By:	/s/ Denis J. Salamone
Denis J. Salamone
Senior Executive Vice President and Chief Operating Officer

Dated:   May 12, 2005

Exhibit Index

Exhibit No.	Description

99.1	Press release, dated May 10, 2005.